EXHIBIT 4.58

                     AMENDMENT TO AGREEMENT WITH SEAN HURD
                             DATED JANUARY 5, 2004













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[IMA EXPLORATION INC.
 LETTERHEAD]


January 5, 2004




Mr. Sean Hurd
101- 2028 W. 11th Avenue,
Vancouver, BC
V6J 2C9

Dear Sean,

Please accept this letter to confirm that your contract with the Company due to expire June 10, 2004 will be amended effective January 1, 2004. The monthly fee will be reduced to $2,400.00 per month and under the same terms currently in place and will be reviewed annually.

If you are in agreement please sign below.

Yours truly,


/s/ NIKOLAOS CACOS

IMA Exploration Inc.
Mr. Nikolaos Cacos
Corporate Secretary


I have read the above letter and agree to the terms as outlined.



/s/ SEAN HURD                                    Jan 5-04
-------------------------------------          -----------------------------
Sean Hurd                                      Date





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